                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 23, 1997, in Amendment No. 1 to the Registration Statement (Form S-3) and related Prospectus of COR Therapeutics, Inc. for the registration of 2,875,000 shares of its Common Stock.

                                          ERNST & YOUNG LLP

Palo Alto, California
September 15, 1997